Exhibit 99.1
Squarespace Announces Secondary Offering of Class A Common Stock
NEW YORK, Nov. 15, 2023 – Squarespace, Inc. (NYSE: SQSP) (“Squarespace” or the “Company”), the design-driven platform helping entrepreneurs build brands and businesses online, today announced that General Atlantic (the “selling stockholder”) intends to offer 6,000,000 shares of the Company’s Class A common stock (“Class A common stock”) in a secondary underwritten public offering. The selling stockholder also intends to grant the underwriter a 30-day option to purchase up to an additional 900,000 shares of Class A common stock. All of the shares in the offering will be sold by the selling stockholder. The Company will not receive any proceeds from the sale of the shares by the selling stockholder.
J.P. Morgan Securities LLC is serving as the lead book-running manager and as underwriter for the offering.
The underwriter proposes to offer the shares of Class A common stock from time to time to purchasers directly or through agents, or through brokers in brokerage transactions on the New York Stock Exchange, or to dealers in negotiated transactions or in a combination of such methods of sale, at market prices prevailing at the time of sale, at prices related to such prevailing market prices or at negotiated prices, subject to its right to reject any order in whole or in part.
The shares of Class A common stock in this offering are being offered pursuant to an automatically effective shelf registration statement on Form S-3 (File No. 333-274481) filed with the Securities and Exchange Commission (“SEC”) on September 12, 2023 and the prospectus, dated September 12, 2023, that forms a part of the registration statement. Before you invest, you should read the prospectus in that registration statement and the documents incorporated by reference in that registration statement. Copies of the prospectus may be obtained on the SEC’s website at http://www.sec.gov or from J.P. Morgan Securities LLC, Attention: Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 1-866-803-9204 or email: prospectus-eq_fi@jpmchase.com.
This press release shall not constitute an offer to sell or the solicitation of an offer to buy these securities, nor shall there be any sale of these securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.
About Squarespace
Squarespace (NYSE: SQSP) is a design-driven platform helping entrepreneurs build brands and businesses online. We empower millions in more than 200 countries and territories with all the tools they need to create an online presence, build an audience, monetize, and scale their business. Our suite of products range from websites, domains, ecommerce, and marketing tools, as well as tools for scheduling with Acuity, creating and managing social media presence with Bio Sites and Unfold, and hospitality business management via Tock.

Forward-Looking Statements
This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding the proposed offering, including statements regarding the size, timing, terms and completion of the proposed offering. The words “believe,” “may,” “will,” “estimate,” “continue,” “expect,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions and projections based on information available at the time the statements were made. In light of these assumptions and the risks and uncertainties that could impact Squarespace’s business or this offering, Squarespace’s actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in Squarespace’s filings with the SEC. Forward-looking statements speak only as of the date they are made and, except as required by law, Squarespace assumes no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements.
Contacts
Investors
investors@squarespace.com
Media
press@squarespace.com
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